                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K

                                -----------------

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 26, 2000


                          PANGEA PETROLEUM CORPORATION

             (Exact Name of Registrant as Specified in Its Charter)

                                    Colorado

                 (State or Other Jurisdiction of Incorporation)

         0-29585                                         76-0635938
       ---------                                         ----------
 (Commission File Number)                      (IRS Employer Identification No.)


              6666 Harwin Drive, Suite 545, Houston, Texas    77036
             -------------------------------------------------------
               (Address of Principal Executive Offices)    (Zip Code)

                                 (713) 933-0374

              (Registrant's Telephone Number, Including Area Code)


                                 SEGWAY II CORP.
                             4400 ROUTE 9, 2ND FLOOR
                               FREEHOLD, NJ 07728

          (Former Name or Former Address, if Changed Since Last Report)

ITEM 1. CHANGES IN CONTROL OF REGISTRANT

Pursuant to a Stock Acquisition and Reorganization Agreement (the "Acquisition Agreement") effective April 26, 2000, Pangea Petroleum Corp., a Colorado corporation (the "Company"), acquired one hundred percent (100%) of all the outstanding shares of common stock ("Common Stock") of Segway II Corp., a New Jersey corporation ("Segway"), from RGR Corp. and Robert Jaclin, together representing all of the shareholders of issued and outstanding common stock of Segway, for $75,000 and 5,000 shares of $.001 par value common stock of the Company (the "Acquisition").

The Acquisition was approved by the unanimous consent of the Board of Directors of Segway and the Company on April 26, 2000. The Acquisition is intended to qualify as a reorganization within the meaning of Section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended ("IRC").

Upon effectiveness of the Acquisition, pursuant to Rule 12g-3(a) of the General Rules and Regulations of the Securities and Exchange Commission (the "Commission"), the Company elected to become the successor issuer to Segway for reporting purposes under the Securities Exchange Act of 1934 (the "Act") and elects to report under the Act effective April 26, 2000.

As of the effective date of the Acquisition Agreement, Segway shall assume the name of the Company. The Company's officers and directors will become the officers and directors of Segway. As of the Effective Date, Mr. Anslow shall have resigned as an officer and director of Segway.

No subsequent changes in the officers, directors and five percent shareholders of the Company are presently known. The following table sets forth information regarding the beneficial ownership of the shares of the Common Stock (the only class of shares previously issued by the Company) at April 24, 2000 by (i) each person known by the Company to be the beneficial owner of more than five percent (5%) of the Company's outstanding shares of Common Stock, (ii) each director of the Company, (iii) the executive officers of the Company, and (iv) by all directors and executive officers of the Company as a group, prior to and upon completion of this Offering. Each person named in the table, excluding Cede &Company, has sole voting and investment power with respect to all shares shown as beneficially owned by such person and can be contacted at the address of the Company.

                    NAME OF              SHARES OF
TITLE OF CLASS      BENEFICIAL OWNER     COMMON STOCK         PERCENT OF CLASS
------------------------------------------------------------------------------

Common              Kendall Dorsett        5,643,800              25.93%

                    Roland Fink            4,375,600              20.10%

                    Cede & Company(a)      3,332,332              15.27%

                    Patricia Cudd          2,088,000               9.59%

                    Rhea Laws              1,895,000               8.71%

                    David H. Lennox          300,000               1.38%

                    Charles B. Pollock             0                  0

                    Karen L. Cloud                 0                  0

DIRECTORS AND
OFFICERS AS A
GROUP                                        300,000               1.38%

(a) Cede & Company is a holding company for private investors. Cede & Company does not hold any shares of the Company's Common Stock for the benefit of any of the Company's officers or directors.

The following is a biographical summary of the directors and officers of the
Company:

CHARLES B. POLLOCK, 60, has been the Chairman of the Board and Chief Executive Officer of the Company since June 1999. From January 1994 to September 1995, Mr. Pollock was President of Praxair Indonesia, an industrial gas company where his responsibilities were those as Chief Executive Officer of such company. From October 1995 to August 1996, he was manager of Praxair, Inc., an industrial gas company. His responsibilities included strategic marketing and competition analysis. From September 1996 to May 1999, Mr. Pollock was self employed as a consultant in which his projects included the acquisition and sale of businesses, competitive analysis and strategic marketing. Mr. Pollock received his Bachelor's of Science degree in 1962 from North Carolina State University, his Master of Science degree in Ceramic Engineering from North Carolina State University in 1968 and his Ph.D in Material Engineering from North Carolina State University in 1972.

DAVID H. LENNOX, 63, has been the President of the Company since January 5, 2000. Mr. Lennox has over 20 years management experience in the construction industry. Since January 1976, Mr. Lennox is President of Legend Construction where his responsibilities include the day to day operations of such company. Mr. Lennox received his Bachelor's Degree from Lehigh University in 1962 and his Masters of Science Degree in Operations Research from Lehigh University in 1966.

KAREN L. CLOUD, 43, has been Secretary of the Company since July 1999. From 1986 to 1999, Ms. Cloud was an Administrator at Praxair Inc. where her responsibilities included computer development, accounting manual development, web development and travel coordinator.

The Directors named above will serve until the next annual meeting of the shareholders of the Company in the year 2001. Directors will be elected for one-year terms at each annual shareholder's meeting. Officers hold their positions at the appointment of the Board of Directors.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

Pursuant to the Acquisition Agreement, the Company acquired one hundred percent (100%) of the issued and outstanding shares of common stock (Common Stock) of Segway from RGR Corp. and Robert Jaclin, together representing all of the shareholders of issued and outstanding Common Stock of Segway, for $75,000 and 5,000 shares of $.001 par value common stock of the Company. In evaluating the Acquisition, Segway used criteria such as the value of the Company's business relationships, goodwill, the Company's ability to compete in the oil and natural gas industry, the Company's current and anticipated business operations, and the background of the Company's officers and directors in the oil and natural gas industry. No material relationship exists between the selling shareholders of Segway or any of its affiliates, any director or officer, or any associate of any such director or officer of Segway and the Company except that Richard I. Anslow, the majority shareholder of RGR Corp., is the principal of Richard I. Anslow & Associates who was legal counsel for the Company until it resigned as legal counsel for the purposes of avoiding a conflict of interest to effectuate the Acquisition Agreement. For the purpose of filing this Form 8-K and subsequent to the effectiveness of the Acquisition Agreement, Richard I. Anslow & Associates will resume as legal counsel of the Company. Segway II was formed, and RGR Corp. became a shareholder of Segway, prior to being retained as legal counsel by the Company. The consideration exchanged pursuant to the Acquisition Agreement was negotiated between Segway and the Company in an arm's-length transaction. The consideration paid derived from the Company's cash on hand and treasury stock.

Company. Pangea Petroleum Corporation is a publicly trading company listed on the OTC Electronic Bulletin Board under the symbol PAPO). The company is in the business of producing oil and natural gas from proven reserves. It is not in the business of exploring for unknown deposits of these materials. The Officers and Directors of the Company are familiar with and understand the petroleum business. The Company structure will remain small through the use of carefully selected consultants, contractors and service companies.

Pangea Petroleum will use capital and established proven technology to create value by generating significant production from proven reserves that are of little interest to the major companies in the industry. Initially, the Company will focus on mature petroleum provinces in the United States that have adequate production and distribution infrastructures. In most cases, the Company will invest in projects to a sufficient degree to maintain decision-making control while leaving routine operating responsibility in the hands of competent partners and/or contractors. The Company will market it products through a mix of short and long term contracts to assure a reliable revenue stream and hedge marketing to flatten the swings in energy prices. Producing properties will be resold after enhanced production is established as appropriate to establish and maintain maximum asset value.

Pangea Petroleum Organization. The Company is headquartered in Houston, Texas, and maintains all business functions in the Houston area. Primary corporate functions include business support, financial control, technology, production and technical support.

The group working with the financial control function will identify capital resources required to support the strategic goals of the Company. This office will also be responsible for human resources, planning, and other ordinary Company functions. The financial control department will report to the Chairman and will control all of the Company finances and coordinate with corporate financial control. The department will be responsible for payables, receivables and financial planning. Technology is responsible for identifying and qualifying products, services, and systems required to support the petroleum production business. It will take the lead in selecting and qualifying contractors, consultants, and service companies required for the implementation of the Company's business plan. Finally, it will stay abreast of technology changes on the outside that will impact Pangea.

Production will control the production of petroleum products. It will work with partners and contractors to ensure optimum production at all times. Production will also take the lead in marketing all produced products. Technical support will be responsible for initial start up of new projects in conjunction with technology and production. It will serve in a coordinating role on all projects. Additionally, it will be the primary interface between service providers and the rest of the Company. It will approve all production plans and monitor implementation.

Revenue Model. Revenue potential and asset enhancement will be the guiding principal for all Company investments. Projects will be selected and developed in a manner that will minimize capital required and maximize the utilization of existing production and collection infrastructure and geologic data. The Company will try to minimize risk by producing from known reserves first and then producing from other reserves made available by workovers and other established techniques. Revenue streams from product sales will be enhanced by the careful selection and priorization projects based on the above listed criteria.

Pangea Petroleum intends to become a significant industry player by capturing a disproportion share of available revenue from key energy investments and maintain financial strength by developing a strategic mix of saleable products (oil and natural gas) that are marketed in a manner to minimize the fluctuations common to the energy marketplace. The planned mix of investments will support a predictable, growing revenue stream from product sales and augmented by income from the sale of enhanced productive properties.

The key financial assumption in the Company's business plan is that a significant number of attractive energy investments will continue to be available for purchase and appropriate technology will be available through service companies and consultants to develop these properties.

Pangea Petroleum will create value in three ways. First of all, the Company will develop a market leading position in the identification and exploitation of under-producing oil and gas reserves in established energy provinces such as the State of Texas. Using a judicial mix of current, proven technology, and capital will produce the reserves. First-rate service companies that have been selected from an approved group of merit-based companies will implement approved projects. Revenue streams will be maximized by carefully marketing the products through a combination of spot and contract sales and in some cases product sales will be hedged.

The second major thrust for value creation will be the enhanced asset value realized from the development of the under-utilized reserves acquired by purchase. These reserves can frequently be produced for a number of years and then re-sold in the market place for greater value because of enhanced production and timing.

The final thrust will be the formation of strategic alliances and partnerships that will enable Pangea Petroleum to play a greater role in the development of older reserves than it could achieve on its own. These partnerships might take the form of jointly owned reserves, production sharing agreements with service companies in return for production guarantees, or some combination of these and other shared business arrangements.

The Pangea Petroleum organization will fully utilize strategic marketing to fully implement its business plan. The Company will select a strategic marketing consultant to guide the company through this process.

Pangea Petroleum intends to become a significant participant in select market niches in the energy industry. The niches include the development of under producing oil and natural gas reserves with capital and technology, the resale of improved and re-packaged producing properties and participation in the final production stage and disposition of select offshore projects. We will create value for our shareholders by leading the market in our niches and maintaining a strong financial base. We will use strategic marketing to stay ahead of the curve in our industry.

Industry. The petroleum industry is a global industry that is fundamental to all economic activity. It is composed of the down stream sector (refining, marketing, products and derivatives) and the upstream sector that is focused on finding and producing crude oil and natural gas. Oil and natural gas are commodities that are found throughout the world and they have been produced in increasing quantities since the mid 19th century. The exploration, production and transportation of these materials in the modern era generate an enormous appetite for capital because quantities sufficient to fuel the world's economic machine are rapidly becoming more difficult to find and expensive to produce. Consequently, a few global corporations and state energy companies dominate the industry. These companies tend to concentrate their investments on very large prospects and to quickly abandon less productive, older reserves.

The technology of producing oil and natural gas has improved tremendously but significant quantities of these materials are never produced from the typical reservoir. Increased capital and technology are almost always required as the reserves are produced in order to maintain an economic level of production. In many cases older fields have been abandoned with significant reserves still in place because the owners did not have access to capital and technology, but chose to deploy their resources in more prolific areas or the field was not accurately analyzed so that appropriate technology could be deployed. Practically all major oil companies in the United States are walking away from mature, productive fields (onshore and offshore) because they wish to deploy their capital to frontier areas with greater potential.

Mature energy provinces such as the United States have many productive fields with production and collection infrastructure in place that can be purchased. The infrastructure represents a significant required investment if production is to continue. These fields offer investment potential for those companies willing to commit capital and appropriate technology. The technology is readily available from consultants, service companies, and other groups established to support the petroleum production sector.

This plan will target the petroleum niche composed of fields with proven reserves that require capital and/or technology in order to enhance or restore production.

Competition. Pangea Petroleum will be the strongest competitor in its niche by identifying and utilizing in a timely manner the best, proven technology in the industry. It will be positioned to quickly analyze and be prepared to invest in attractive projects that meet its financial criteria. Pangea will differentiate itself by consistently selecting and investing in projects that produce attractive returns at a reasonable investment level. Availability of high quality project data, production infrastructure and environmental safeguards will be major factors when grading investment opportunities. Risk management will be a major factor in all of our business decisions.

MANAGEMENT COMPENSATION. The following table sets forth the annualized base salary that indicates that the compensation for our executives, officers and directors has not exceeded $100,000 on an annualized basis. We reimburse our officers and directors for any reasonable out-of-pocket expenses incurred on our behalf.

                           SUMMARY COMPENSATION TABLE

                                                 LONG-TERM COMPENSATION
                                                 ----------------------
                       ANNUAL COMPENSATION       RESTRICTED   SECURITIES
NAME AND PRINCIPAL                               STOCK        UNDERLYING
POSITION               YEAR      SALARY ($)      AWARDS       OPTIONS
------------------     ----      ----------      ------       -------

  None

RISK FACTORS

        LIMITED OPERATING HISTORY: Although the Company was founded in 1997, its business plan is newly-organized, in its initial stages of development, and lacks a substantial prior operating history. The Company's prospects must be considered in light of the risks, expenses and difficulties frequently encountered by companies in early stages of development. Such risks include, but are not limited to, an evolving and unproven business model and the management of growth. To address these risks, the Company must, among other things, maintain and significantly increase its customer base, implement and successfully execute its business and marketing strategy, respond to competitive developments, and attract, retain and motivate qualified personnel.

There is no assurance that the Company's business strategy will be successful, or that additional capital will not be required to continue business operations.

As of April 26, 2000, the Company had limited working capital. The Company has limited material tangible assets. To date, the Company has not created any revenues and, as a result of the significant expenditures that the Company plans to make in sales and marketing, research and development and general and administrative activities over the near term, the Company expects that it will continue to incur significant operating losses and negative cash flows from operations on both a quarterly and annual basis for the foreseeable future. For these and other reasons, there can be no assurance that the Company will ever achieve or be able to sustain profitability.

        DEPENDENCE ON KEY MANAGEMENT. The Company is highly dependent on the services of Charles B. Pollock, Chairman and Chief Executive Officer, David H. Lennox, President and Karen L. Cloud, Secretary. The loss of their services could have a materially adverse impact on the Company. The Company does not currently maintain any key-man life insurance policy with respect to any of these key management personnel.

        POSSIBLE DIFFICULTY IN RAISING ADDITIONAL EQUITY CAPITAL. There is no assurance that the Company will be able to raise equity capital in an amount which is sufficient to continue operations. In the event the Company requires financing, the Company will seek such financing through bank borrowing, debt or equity financing, corporate partnerships or otherwise. There can be no assurance that such financing will be available to the Company on acceptable terms, if at all. The Company does not presently have a credit line available with any lending institution. Any additional equity financing may involve the sale of additional shares of the Company's Common Stock or Preferred Stock on terms that have not yet been established.

        RISKS OF RAPID GROWTH. The Company anticipates a period of rapid growth, which may place strains upon the Company's management and operational resources. The Company's ability to manage growth effectively will require the Company to integrate successfully its business and administrative operations into one dynamic management structure.

        POSSIBLE ISSUANCE OF ADDITIONAL SHARES. The Company has authorized 50,000,000 shares of Common Stock. The Company presently has outstanding 21,766,231 shares of Common Stock, the only class of stock of the Company for which shares have been previously issued. As of the Effective Date of the Acquisition Agreement, the Company will have authorized, but un-issued, 28,228,769 shares of Common Stock which are available for future issuance. The Company may issue shares of Common Stock beyond those already issued for cash, services, or as further employee incentives. To the extent that additional shares of Common Stock or Preferred Stock are issued, the percentage of the Company's issued and outstanding shares of stock shall be increased and the issuance may cause dilution in the book value per share.

        DIVIDENDS NOT LIKELY. No dividends on the Company's Common Stock have been declared or paid by the Company to date. The Company does not presently intend to pay dividends on shares for the foreseeable future, but intends to retain all earnings, if any, for use in the Company's business. There can be no assurance that dividends will ever be paid on the Common Stock of the Company.

        RISKS ASSOCIATED WITH NEW PRODUCTS AND NEW MARKETS. The business of producing oil and natural gas from proven reserves is characterized by rapid technological changes, changing customer requirements, frequent service and product enhancements and introductions, and emerging industry standards. The introduction of services or products embodying new technologies and the emergence of new industry standards can render existing services or products obsolete and unmarketable. The Company's future success will depend, in part, on its ability to develop and use new technologies, respond to technological advances, enhance its existing services and products and, develop new services and products on a timely and cost-effective basis. There can be no assurance that the Company will be successful in effectively developing or using new technologies, responding to technological advances or developing, introducing or marketing service and product enhancements or new services and products. In addition, the Company may enter into new markets in connection with enhancing its existing services and products and developing new services and products. There can be no assurance that the Company will be successful in pursuing new opportunities or will compete successfully in any new markets.

        SUBSTANTIAL COMPETITION. A number of the Company's competitors have significantly greater financial, technical, administrative, manufacturing, marketing and other resources than the Company. Some of the our competitors also offer a wider range of services and products than us and have greater name recognition and more extensive customer bases than we do. These competitors may be able to respond more quickly to new or changing opportunities and technologies than we can. Moreover, current and potential competitors have established or may establish cooperative relationships among themselves or with third parties or may consolidate to enhance their services and products. We expect that new competitors or alliances among competitors will emerge and may acquire significant market share.

The Company must overcome significant barriers to enter into the business of producing oil and natural gas from proven reserves a result of its limited operating history. Many of its competitors have substantially greater financial, technical, managerial and marketing resources, longer operating histories and greater name recognition. Such competitors may be able to devote more resources to developing oil and gas production than our Company. There can be no assurance that the Company will be able to compete effectively with current or future competitors or that the competitive pressures faced by the Company will not have a material adverse effect on the Company's business, financial condition and operating results.

RISKS ASSOCIATED WITH STRATEGIC ACQUISITIONS AND RELATIONSHIPS. The
Company has pursued and may in the future pursue strategic acquisitions of complimentary businesses and technologies. Acquisitions entail numerous risks, including difficulties in the assimilation of acquired operations and products, diversion of management's attention to other business concerns, amortization of acquired intangible assets, and potential loss of key employees of acquired companies. There can be no assurance that the Company will be able to integrate successfully any operations, personnel, services or products that might be acquired in the future or that any acquisition will enhance the Company's business, financial condition or operating results.

ITEM 3. BANKRUPTCY OR RECEIVERSHIP

No court or governmental agency has assumed jurisdiction over any substantial part of the Company's business or assets.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

There has been no change in accountants.

ITEM 5. OTHER EVENTS

SUCCESSOR ISSUER ELECTION. Pursuant to Rule 12g-3(a) of the General Rules and Regulations of the Securities and Exchange Commission, the Company elected to become the successor issuer to Segway II Corp. for reporting purposes under the Securities Exchange Act of 1934 and elects to report under the Act effective April 26, 2000.

ITEM 6. RESIGNATIONS OF DIRECTORS AND EXECUTIVE OFFICERS

No directors have resigned due to a disagreement with the Company since the date of the last annual meeting of shareholders.

ITEM 7. FINANCIAL STATEMENTS

The audited consolidated financial statements for the year ending December 31, 1999 and reviewed consolidated financial statements for the quarter ending March 31, 2000 are filed herewith.

ITEM 8. CHANGE IN FISCAL YEAR

There has been no change in the Company's fiscal year.

                          PANGEA PETROLEUM CORPORATION
                         (A DEVELOPMENT STAGE COMPANY)
                                 MARCH 31, 2000
                                TABLE OF CONTENTS



                                                                            PAGE
                                                                            ----
Independent Auditor's Report                                                 1

Financial Statements:
            Balance Sheet                                                    2

            Statement of Operations                                          3

            Statement of Stockholders' Equity                                4

            Statement of Cash Flows                                          5

            Notes to the Financial Statements                               6-8

The Board of Directors
Pangea Petroleum Corporation
6666 Harwin, Suite 545
Houston, Texas 77036

I have reviewed the accompanying balance sheet of Pangea Petroleum Corporation as of March 31, 2000 the related statements of operation and accumulated deficit, stockholder's equity, and cash flows for the three month period then ended, in accordance with Statements for Accounting and Review Services issued by the American Institute of Certified Public Accountants. All information included in these financial statements is the representation of the management of Pangea Petroleum Corporation.

A review consists principally of inquiries of company personnel and analytical procedures applied to financial data. It is substantially less in scope than an audit in accordance with generally accepted auditing standards, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, I do not express such an opinion.

Based on my review, I am not aware of any material modification that should be made to the accompanying financial statements in order for them to be in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming Pangea Petroleum Corporation will continue as a going concern. As shown in the financial statements, the Company has a deficit accumulated during the development stage of $497,874. The Company has operated as a development stage enterprise since its inception by devoting substantially all of its efforts to financial planning and raising capital. These conditions raise substantial doubt about the Company's continued existence. The financial statements do not include any adjustments that might result from the outcome of these uncertainties.


April 27, 2000



                                                    James J. Taylor,
                                                    Certified Public Accountant
                                                    New Braunfels, Texas

                          PANGEA PETROLEUM CORPORATION
                          (A DEVELOPMENT STAGE COMPANY)
                                  BALANCE SHEET
                                 MARCH 31, 2000

                                     ASSETS
Current Assets:
            Cash                                                                           $  38,450
            Accounts receivable:
                 Trade                                                                        36,619
                 Employees                                                                    11,841
                 Less - Allowance for doubtful accounts                                      (29,868)
                                                                                           ---------
                      Net accounts receivable                                                 18,592
            Real estate for investment (at cost)                                              46,642
            Excess payroll tax withholding                                                        70
            Deferred tax asset                                                                82,858
                                                                                           ---------
                           Total current assets                                              186,612
                                                                                           ---------

Fixed Assets:
            Office equipment                                                                  15,245
            Worldlink equipment                                                               61,000
            Oil and gas property                                                              58,000
            Less - Accumulated depreciation                                                  (17,247)
                                                                                           ---------
                 Net fixed assets                                                            116,998
                                                                                           ---------

Other Assets:
            Deposits                                                                             988
            Radio advertising credits                                                          1,000
            Worldlink goodwill                                                               100,000
            Organization expense (net of $283 amortization)                                      192
                                                                                           ---------
                 Net other assets                                                            102,180
                                                                                           ---------
Total Assets                                                                               $ 405,790
                                                                                           =========


                                 LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
            Accounts payable - trade                                                         $91,867
            Accrued interest payable                                                          10,581
            Sales taxes payable                                                                  539
                                                                                           ---------
                 Total current liabilities                                                   102,987

Long-Term Liabilities
            Note payable to related company                                                  162,000
                                                                                           ---------

Other Liabilities:
            Accounts payable - affiliated companies                                          308,120
                                                                                           ---------
                 Total liabilities                                                           573,107
                                                                                           ---------

Stockholders' Equity:
            Common stock ($0.001 par value, 50,000,000 shares authorized,
                        19,280,500 shares issued and outstanding at March 31, 2000)           19,280
            Additional paid in capital                                                       311,277
            Deficit accumulated during the development stage                                (497,874)
                                                                                           ---------
                 Total stockholders' equity                                                 (167,317)
                                                                                           ---------
Total Liabilities and Stockholders' Equity                                                 $ 405,790
                                                                                           =========

            See Accountant's Report and Notes to Financial Statements

                          PANGEA PETROLEUM CORPORATION
                          (A DEVELOPMENT STAGE COMPANY)
                 STATEMENTS OF OPERATION AND ACCUMULATED DEFICIT
                 FOR THE THREE MONTH PERIOD ENDED MARCH 31, 2000

Revenues:
     Advertising income                                                    $516

Operating Expenses:
     Amortization expense                                                    25
     Bank charges                                                            27
     Depreciation expense                                                 4,474
     Delivery and postage                                                    43
     Medical insurance                                                    4,721
     Legal and professional expense                                      26,645
     Stock registration fees                                             11,370
     PR newswire                                                            400
     Late payment fees                                                       79
     Meals and entertainment                                                773
     Office expense                                                         221
     Payroll tax expense                                                  3,988
     Salaries expense                                                    39,625
     Supplies                                                             1,731
     Telephone expense                                                      885
     Travel expense                                                       6,151
     Production expense                                                   3,480
                                                                  -------------
          Total operating expenses                                      104,638
                                                                  -------------
Net Income (Loss) from Operations                                      (104,122)

Other Income (Expenses):
     Interest income                                                          0
     Interest expense                                                    (3,231)
                                                                  -------------
          Total other income (expense)                                   (3,231)
                                                                  -------------

Net Income (Loss) before Income Tax Benefit                            (107,353)

Income tax benefit                                                       17,597
                                                                  -------------

Net Income (Loss)                                                       (89,756)

Accumulated deficit, beginning of period                               (408,118)
                                                                  -------------

Accumulated Deficit, End of Period                                    ($497,874)
                                                                  =============


(Loss) per Share of Common Stock Outstanding                           ($0.0049)
                                                                  =============

Weighted Average of Common Stock Shares Outstanding               18,503,763.74
                                                                  =============

            See Accountant's Report and Notes to Financial Statements

                          PANGEA PETROLEUM CORPORATION
                          (A DEVELOPMENT STAGE COMPANY)
                        STATEMENT OF STOCKHOLDERS' EQUITY
               FOR THE PERIOD OF JANUARY 1, 1998 to MARCH 31, 2000

                                                                                                 DEFICIT
                                                                                                ACCUMULATED
                                                                           ADDITIONAL             DURING
                                                  COMMON STOCK               PAID-IN            DEVELOPMENT
                                             SHARES         AMOUNT           CAPITAL               STAGE           TOTAL
Balances January 1, 1998                      410,000          $410          $15,895              ($15,526)           $779

Issuance of stock
     for services                              12,000            12            1,488                                 1,500

Record 14 for 1
     forward stock split                    5,486,000         5,486           (5,486)                                    0

Record 3 for 1
     forward stock split                   11,816,000        11,816          (11,816)                                    0

Net loss for period                                                                                 (1,962)         (1,962)
                                          ---------------------------------------------------------------------------------

Balances December 31, 1998                 17,724,000       $17,724              $81              ($17,488)           $317

Stock sold July 1, 1999                        50,000            50           49,950                                50,000

Stock traded July 1, 1999
     for oil and gas property                  35,000            35           34,965                                35,000

Net loss for period                                                                               (390,630)       (390,630)
                                          ---------------------------------------------------------------------------------

Balances December 31, 1999                 17,809,000       $17,809          $84,996             ($408,118)      ($305,313)

Stock sold Jan.- March, 2000                1,471,500         1,471          226,281                               227,752

Net loss for period                                                                                (89,756)        (89,756)

                                          ---------------------------------------------------------------------------------
Balances March 31, 2000                    19,280,500       $19,280         $311,277             ($497,874)      ($167,317)
                                          =================================================================================

            See Accountant's Report and Notes to Financial Statements

                          PANGEA PETROLEUM CORPORATION
                          (A DEVELOPMENT STAGE COMPANY)
                             STATEMENT OF CASH FLOWS
                 FOR THE THREE MONTH PERIOD ENDED MARCH 31, 2000

Cash Flows from Operating Activities
     Net loss                                                                           ($89,756)
     Adjustment to reconcile net loss to net cash used in operating activities:
          Amortization                                                                        25
          Depreciation                                                                     4,474
          (Increase) in current assets                                                   (74,892)
          (Decrease) in current liabilities                                              (13,496)
                                                                                        ---------
               Net cash used in operating activities                                    (173,645)

Cash Flows from Investing Activities:
     (Purchases) of fixed assets                                                         (23,000)
          Net cash provided (utilized) by investing activities                           (23,000)
                                                                                        ---------

Cash Flows from Financing Activities:
     Proceeds from related company loans                                                   7,000
     Proceeds from sales of common stock                                                   1,471
                                                                                        ---------
     Additional paid-in capital                                                          226,281
                                                                                        ---------
          Net cash provided (utilized) by financing activities                           234,752
                                                                                        ---------

Net Increase in Cash and Equivalents                                                      38,107

Cash and equivalents, beginning of period                                                    343
                                                                                        ---------

Cash and Equivalents, end of Period                                                      $38,450
                                                                                        =========

            See Accountant's Report and Notes to Financial Statements

                          PANGEA PETROLEUM CORPORATION
                          (A Development Stage Company)
                          Notes to Financial Statements
                                 March 31, 2000

Note 1 - Going Concern
         As shown in the accompanying balance sheet, the Company has a negative deficit accumulated during the development stage in the amount of $408,118. As discussed below, the Company has operated as a development stage enterprise since its inception, March 11, 1997. The Company has devoted substantially all of its efforts to financial planning, raising capital, and developing markets. These factors create an uncertainty about the Company's ability to continue as a going concern. The financial statements do not include any adjustments that might be necessary, if the Company is unable to continue as a going concern.

Note 2 - Company History
         Zip Top, Inc. (the Company), a Colorado Corporation, was incorporated March 11, 1997. The Company's purpose is the manufacturing, marketing and distributing a specialized line of kitchen accessories based on the Zip to , a multipurpose bottle and jar opener made of natural rubber and first sold in the 1950's.

         The Company has operated as a development stage enterprise since its inception by devoting substantially all of its efforts to product development, market development and raising capital to support these efforts.

         On December 11, 1998, the Company name was officially changed to Pangea Petroleum Corporation. The name change was based on the decision for the company to be primarily engaged in the acquisition, development, production, and exploration for, and the sale of petroleum products. This entry into the petroleum industry never came to pass.

         In May of 1999, Pangea Petroleum Corporation purchased the assets of WorldLink, USA, Inc. a Houston, Texas based internet company, from the Federal Bankruptcy Court, Southern District of Texas. The purchase price was booked at $162,000 for the assets, deposits, and goodwill. Pangea Petroleum Corporation assumed the management of WorldLink in June of 1999. During the period of June, 1999, through September, 1999, WorldLink obtained several sponsors to provide live concerts to the public through the internet. Two concerts were produced as planned, but deemed to be failures because of the lower than expected number of viewers and anticipated advertising revenues. Some of the sponsors have not paid their fees because of the failures.

         At this point, Pangea Petroleum Corporation purged the management and most of the Company staff. New directions and strategic goals were put into place for the Company by the new management. The sale of WorldLink became a primary goal (see subsequent events note).

Note 3 - Summary of Significant Accounting Policies
         This summary of significant accounting policies of Pangea Petroleum Corporation is presented to assist in understanding the Company's financial statements. The financial statements and notes are representations of management, who is responsible for their integrity and objectivity. These accounting policies conform to generally accepted accounting principles and have been consistently applied in the preparation of the financial statements.

                                   (Continued)

                          PANGEA PETROLEUM CORPORATION
                          (A Development Stage Company)
                          Notes to Financial Statements
                                 March 31, 2000

Note 3 - Summary of Significant Accounting Policies (Continued) Basis of Accounting - The financial statements of the Company are prepared using the accrual basis of accounting where as revenues are recognized when earned and expenses recognized when incurred.

         Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

         Cash and Cash Equivalents - The Company considers all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents.

         Property and Equipment - Property and equipment are recorded at cost, less accumulated depreciation. Additions, renewals, and betterments are capitalized, whereas expenditures for maintenance and repairs are expressed. The costs and related accumulated depreciation of assets retired or sold are removed from the appropriate asset and depreciation accounts, and the resulting gain or loss is reflected in income. It is the policy of the Company to depreciate using accelerated methods for both financial reporting and tax purposes at rates based on the following useful lives:

                                                                      Years
                                                                      -----

               Office equipment                                         7
               WorldLink equipment                                      7

         Organization Costs - Costs incurred in organizing the Company are being amortized over a sixty month period.

         Federal Income Taxes - The Company has adopted the Financial Accounting Standards Board Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" to account for income taxes. This statement requires the establishment of a deferred tax asset or liability for the recognition of future deductible or taxable amounts and operating loss and tax credit carryforwards. Deferred tax expense or benefit is recognized as a result of the changes in the assets and liabilities during the year. The amount and timing of the reversal of the differences are estimated and actual amounts may differ from these amounts.

         Comparative Financial Information - The December 31, 1998 financial information is presented for comparative purposes only.

         Earnings per Share - Earnings per share is calculated by dividing the net loss for the period by the weighted average number of common shares outstanding.

Note 4 - Related Party Debt
         The Company's related party debt consists of two types liabilities. Related party is defined as a company with common ownership or a major stockholder. Pangea Petroleum Corporation has the following debts at December 31, 1999:

                                   (Continued)

                          PANGEA PETROLEUM CORPORATION
                          (A Development Stage Company)
                          Notes to Financial Statements
                                 March 31, 2000

Note 4 - Related Party Debt (Continued):
         Account Payable - Affiliated Companies - This account balance consists of an accumulation of advances made by related parties for the purpose of funding operating expenses and normal costs of doing business.

         Note Payable to Related Company - This account consists of the advance for the purchase price of the WorldLink USA, Inc. assets. It is supported by a demand note in the amount of $162,000 dated June 7, 1999, and payable to Rapid Release Research, LLC. This note is secured by a security interest in and to the equipment, accounts receivable and inventory associated with WorldLink USA, Inc. Interest on this instrument is accrued at the stated rate of eight (8) percent through March 31, 2000.

Note 5 - Oil and Gas Property
         On July 1, 1999, the Company acquired a non-producing South Texas oil and gas property in exchange for common stock. This property is in the development process, and therefore, has no known production nor reserves. It is therefore carried on the Company's books at the value at acquisition or $35,000.

         On March 9, 2000, the company entered into a contract to drill and develop oil and gas prospects on certain oil and gas leases in Webb County, Texas at a cost of $23,000, as of March 31, 2000.

Note 6 - Subsequent Events
         In December, 1999, verbal offers for the WorldLink USA, Inc. were received and negotiations pursued. This sale to Paradigm Advanced Technologies was approved, and negotiations continue to date.

         On April 26, 2000, Pangea Petroleum Corporation and Segway II corp. entered into an agreement for Pangea to acquire all of the outstanding shares of Segway at a cost of $75,000 and 5,000 shares of Pangea common stock and is to be closed as soon as possible.

                          PANGEA PETROLEUM CORPORATION
                          (A DEVELOPMENT STAGE COMPANY)
                           DECEMBER 31, 1999 and 1998
                                TABLE OF CONTENTS



                                                                            PAGE
                                                                            ----

Independent Auditor's Report                                                   1

Financial Statements:
            Balance Sheet                                                      2

            Statement of Operations                                          3-4

            Statement of Stockholders' Equity                                  5

            Statement of Cash Flows                                            6

            Notes to the Financial Statements                                7-9

                          Independent Auditor's Report



To The Board of Directors
Pangea Petroleum Corporation
6666 Harwin, Suite 545
Houston, Texas 77036

I have audited the accompanying balance sheet of Pangea Petroleum Corporation (a development stage company) as of December 31, 1999, and the related statement of operations, changes in stockholders' equity and cash flows for the year then ended. These financial statements are the responsibility Company's management. My responsibility is to express an opinion on these financial statements based on my audit. The financial statements of Pangea Petroleum Corporation as of December 31, 1998 were not prepared by me, and accordingly, I do not express an opinion on these statements, nor do I offer any other assurance on them.

I have conducted my audit in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Pangea Petroleum Corporation as of December 31, 1999, and the results of its operations and cash flows for the year then ended, in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming Pangea Petroleum Corporation will continue as a going concern. As shown in the financial statements, the Company has a deficit accumulated during the development stage of $408,118. The Company has operated as a development stage enterprise since its inception by devoting substantially all of its efforts to financial planning and raising capital. These conditions raise substantial doubt about the Company's continued existence. The financial statements do not include any adjustments that might result from the outcome of these uncertainties.






                                                     James J. Taylor,
                                                     Certified Public Accountant
                                                     New Braunfels, Texas
                                                     February 15, 2000

                          PANGEA PETROLEUM CORPORATION
                          (A DEVELOPMENT STAGE COMPANY)
                                 BALANCE SHEETS
                           DECEMBER 31, 1999 and 1998

                                                                                      1999                  1998
                                                                                      ----                  ----
                                     ASSETS
Current Assets:
            Cash                                                                    $    343              $      0
            Accounts receivable:
                 Trade                                                                36,619
                 Employees                                                             1,258
                 Less - Allowance for doubtful accounts                              (29,868)
                                                                                    --------
                      Net accounts receivable                                          8,009
            Deferred tax asset                                                        65,261
                                                                                    --------              --------
                           Total current assets                                       73,613                     0
                                                                                    --------              --------

Fixed Assets:
            Office equipment                                                          15,245
            Worldlink equipment                                                       61,000
            Oil and gas property                                                      35,000
            Less - Accumulated depreciation                                          (12,774)
                                                                                    --------              --------
                 Net fixed assets                                                     98,471                     0
                                                                                    --------              --------

Other Assets:
            Deposits                                                                     988
            Radio advertising credits                                                  1,000
            Worldlink goodwill                                                       100,000
            Organization expense (net of $283 amortization)                              217                   317
                                                                                    --------              --------
                 Net other assets                                                    102,205                   317
                                                                                    --------              --------
Total Assets                                                                        $274,289              $    317
                                                                                    ========              ========


                      LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
            Bank overdraft                                                          $  5,931              $      0
            Accounts payable - trade                                                  51,052
            Accrued interest payable                                                   7,350
            Payroll taxes accrued and withheld                                        51,611
            Sales taxes payable                                                          539
                                                                                    --------              --------
                 Total current liabilities                                           116,483                     0

Long-Term Liabilities
            Note payable to related company                                          162,000                     0
                                                                                    --------              --------

Other Liabilities:
            Accounts payable - affiliated companies                                  301,119
                                                                                    --------              --------
                 Total liabilities                                                   579,602                     0
                                                                                    --------              --------

Stockholders' Equity:
            Common stock ($0.001 par value, 50,000,000 shares authorized,
                          17,809,000 shares outstanding at December 31, 1999,
                          17,724,000 shares outstanding at December 31, 1998          17,809                17,724
            Additional paid in capital                                                84,996                    81
            Deficit accumulated during the development stage                        (408,118)              (17,488)
                                                                                    --------              --------
                 Total stockholders' equity                                         (305,313)                  317
                                                                                    --------              --------
Total Liabilities and Stockholders' Equity                                          $274,289              $    317
                                                                                    ========              ========



            See Accountant's Report and Notes to Financial Statements

                          PANGEA PETROLEUM CORPORATION
                          (A DEVELOPMENT STAGE COMPANY)
                             STATEMENTS OF OPERATION
                 FOR THE YEARS ENDED DECEMBER 31, 1999 and 1998

                                                                                      1999                  1998
                                                                                      ----                  ----

Revenues:
     Web hosting and e-mail services                                                $  2,528              $      0
     Advertising income                                                                  751
     Production income                                                                30,151
                                                                                    --------              --------
          Total income                                                                33,430                     0

Cost of Sales:
     Direct cost of sales                                                              2,008                     0
     Direct cost of sales - Hawaii                                                    57,385
                                                                                    --------              --------
          Total cost of sales                                                         59,393                     0
                                                                                    --------              --------
Gross Profit (Loss)                                                                 (25,963)                     0

Operating Expenses:
     Advertising                                                                         900
     Amortization expense                                                                100                   100
     Bad debts                                                                        29,869
     Bank charges                                                                        576                    12
     Charitable contributions                                                          5,000
     Contracted services                                                              33,262
     Depreciation expense                                                             12,774
     Dues and subscriptions expense                                                    1,925
     Employee benefit programs expense                                                 1,403
     Delivery and postage                                                                581
     Gift expense                                                                         52
     Medical insurance                                                                 7,067
     Property insurance                                                                2,500
     Legal and professional expense                                                   24,793
     Consultants/contract labor                                                       14,650                 1,872
     Stock transfer fees                                                               4,005
     Stock registration fees                                                           6,000
     PR newswire                                                                       5,740
     Late payment fees                                                                    57
     Licenses expense                                                                    505
     Maintenance expense                                                               1,267
     Meals and entertainment                                                           1,269
     Office expense                                                                    6,169
     Office expense - software/equipment                                              10,145
     Payroll tax expense                                                              14,567
     Worldlink payroll tax expense                                                     3,344
     Rent or lease expense                                                            19,922
     Repairs                                                                           3,597
     Salaries expense                                                                154,674
     Supplies                                                                          7,385
     Telephone expense                                                                 7,543
     Telephone expense - cell phone                                                    4,761
     Telephone maintenance                                                             6,731
     Travel expense                                                                   21,945
     Production expense                                                                7,500
                                                                                    --------              --------
          Total operating expenses                                                   422,578                 1,984
                                                                                    --------              --------
Net Income (Loss) from Operations                                                  ($448,541)             ($ 1,984)

                                   (Continued)

            See Accountant's Report and Notes to Financial Statements

                          PANGEA PETROLEUM CORPORATION
                          (A DEVELOPMENT STAGE COMPANY)
                       STATEMENTS OF OPERATION (Continued)
                 FOR THE YEARS ENDED DECEMBER 31, 1999 and 1998

                                                                                      1999                  1998
                                                                                      ----                  ----

Net Income (Loss) from Operations                                                  ($448,541)              ($1,984)

Other Income (Expenses):
     Interest income                                                                       0                    22
     Interest expense                                                                 (7,350)
                                                                                  ----------            ----------
          Total other income (expense)                                                (7,350)                   22
                                                                                  ----------            ----------

Net Income (Loss) before Income Tax Benefit                                         (455,891)               (1,962)

Income tax benefit                                                                    65,261                     0
                                                                                  ----------            ----------

Net Income (Loss)                                                                   (390,630)               (1,962)

Accumulated deficit, beginning of period                                             (17,488)              (15,526)
                                                                                  ----------            ----------

Accumulated Deficit, End of Period                                                 ($408,118)             ($17,488)
                                                                                  ==========            ==========




(Loss) per Share of Common Stock Outstanding                                        ($0.0220)             ($0.0001)
                                                                                  ==========            ==========


Weighted Average of Common Stock Shares Outstanding                               17,766,849            17,572,109
                                                                                  ==========            ==========











            See Accountant's Report and Notes to Financial Statements

                          PANGEA PETROLEUM CORPORATION
                          (A DEVELOPMENT STAGE COMPANY)
                        STATEMENT OF STOCKHOLDERS' EQUITY
             FOR THE PERIOD OF JANUARY 1, 1998 to DECEMBER 31, 1999



                                                                                                      DEFICIT
                                                                                                   ACCUMULATED
                                                                              ADDITIONAL              DURING
                                                  COMMON STOCK                  PAID-IN            DEVELOPMENT
                                           SHARES              AMOUNT            CAPITAL               STAGE             TOTAL
Balances January 1, 1998                   410,000              $410             $15,895             ($15,526)            $779

Issuance of stock
     for services                           12,000                12               1,488                                 1,500

Record 14 for 1
     forward stock split                 5,486,000             5,486              (5,486)                                    0

Record 3 for 1
     forward stock split                11,816,000            11,816             (11,816)                                    0

Net loss for period                                                                                    (1,962)          (1,962)
                                        ----------           -------             -------             --------         --------

Balances December 31, 1998              17,724,000           $17,724                 $81             ($17,488)            $317

Stock sold July 1, 1999                     50,000                50              49,950                                50,000

Stock traded July 1, 1999
     for oil and gas property               35,000                35              34,965                                35,000

Net loss for period                                                                                  (390,630)        (390,630)
                                        ------------------------------------------------------------------------------------------

Balances December 31, 1999              17,809,000           $17,809             $84,996            ($408,118)       ($305,313)
                                        ==========           =======             =======             ========         ========




            See Accountant's Report and Notes to Financial Statements

                          PANGEA PETROLEUM CORPORATION
                          (A DEVELOPMENT STAGE COMPANY)
                            STATEMENTS OF CASH FLOWS
                 FOR THE YEARS ENDED DECEMBER 31, 1999 and 1998




                                                                                                      1999               1998
                                                                                                      ----               ----

Cash Flows from Operating Activities
     Net loss                                                                                       ($390,630)         ($1,962)
     Adjustment to reconcile net loss to net cash used in operating activities:
          Amortization                                                                                    100              100
          Stock issued for services                                                                                      1,500
          Depreciation                                                                                 12,774
          (Increase) in current assets                                                                (73,270)
          Increase in current liabilities                                                             116,483
                                                                                                     --------           ------
               Net cash used in operating activities                                                 (334,543)            (362)

Cash Flows from Investing Activities:
     (Purchases) of equipment                                                                         (76,245)               0
     (Increase) in deposits                                                                            (1,988)
     (Increase) in goodwill                                                                          (100,000)
                                                                                                     --------           ------
          Net cash provided (utilized) by investing activities                                       (178,233)               0
                                                                                                     --------           ------

Cash Flows from Financing Activities:
     Proceeds from related company notes                                                              162,000                0
     Proceeds from related company loans                                                              301,119
     Proceeds from sales of common stock                                                                   50
     Additional paid-in capital                                                                        49,950
                                                                                                     --------           ------
          Net cash provided (utilized) by financing activities                                        513,119                0
                                                                                                     --------           ------

Net Increase in Cash and Equivalents                                                                      343             (362)

Cash and equivalents, beginning of period                                                                   0              362
                                                                                                     --------           ------

Cash and Equivalents, end of Period                                                                  $    343           $    0
                                                                                                     ========           ======




            See Accountant's Report and Notes to Financial Statements

                          PANGEA PETROLEUM CORPORATION
                          (A Development Stage Company)
                          Notes to Financial Statements
                                December 31, 1999

Note 1 - Going Concern
         As shown in the accompanying balance sheet, the Company has a negative deficit accumulated during the development stage in the amount of $408,118. As discussed below, the Company has operated as a development stage enterprise since its inception, March 11, 1997. The Company has devoted substantially all of its efforts to financial planning, raising capital, and developing markets. These factors create an uncertainty about the Company's ability to continue as a going concern. The financial statements do not include any adjustments that might be necessary, if the Company is unable to continue as a going concern.

Note 2 - Company History
         Zip Top, Inc. (the Company), a Colorado Corporation, was incorporated March 11, 1997. The Company's purpose is the manufacturing, marketing and distributing a specialized line of kitchen accessories based on the Zip to , a multipurpose bottle and jar opener made of natural rubber and first sold in the 1950's.

         The Company has operated as a development stage enterprise since its inception by devoting substantially all of its efforts to product development, market development and raising capital to support these efforts.

         On December 11, 1998, the Company name was officially changed to Pangea Petroleum Corporation. The name change was based on the decision for the company to be primarily engaged in the acquisition, development, production, and exploration for, and the sale of petroleum products. This entry into the petroleum industry never came to pass.

         In May of 1999, Pangea Petroleum Corporation purchased the assets of WorldLink, USA, Inc. a Houston, Texas based internet company, from the Federal Bankruptcy Court, Southern District of Texas. The purchase price was booked at $162,000 for the assets, deposits, and goodwill. Pangea Petroleum Corporation assumed the management of WorldLink in June of 1999. During the period of June, 1999, through September, 1999, WorldLink obtained several sponsors to provide live concerts to the public through the internet. Two concerts were produced as planned, but deemed to be failures because of the lower than expected number of viewers and anticipated advertising revenues. Some of the sponsors have not paid their fees because of the failures.

         At this point, Pangea Petroleum Corporation purged the management and most of the Company staff. New directions and strategic goals were put into place for the Company by the new management. The sale of WorldLink became a primary goal (see subsequent events note).

Note 3 - Summary of Significant Accounting Policies
         This summary of significant accounting policies of Pangea Petroleum Corporation is presented to assist in understanding the Company's financial statements. The financial statements and notes are representations of management, who is responsible for their integrity and objectivity. These accounting policies conform to generally accepted accounting principles and have been consistently applied in the preparation of the financial statements.

                                   (Continued)
                                       -7-

                          PANGEA PETROLEUM CORPORATION
                          (A Development Stage Company)
                          Notes to Financial Statements
                                December 31, 1999


Note 3 - Summary of Significant Accounting Policies (Continued)
         Basis of Accounting - The financial statements of the Company are prepared using the accrual basis of accounting where as revenues are recognized when earned and expenses recognized when incurred.

         Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

         Cash and Cash Equivalents - The Company considers all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents.

         Property and Equipment - Property and equipment are recorded at cost, less accumulated depreciation. Additions, renewals, and betterments are capitalized, whereas expenditures for maintenance and repairs are expensed. The costs and related accumulated depreciation of assets retired or sold are removed from the appropriate asset and depreciation accounts, and the resulting gain or loss is reflected in income. It is the policy of the Company to depreciate using accelerated methods for both financial reporting and tax purposes at rates based on the following useful lives:

                                                                   Years
                                                                   -----

                           Office equipment                          7
                           WorldLink equipment                       7

         Organization Costs - Costs incurred in organizing the Company are being amortized over a sixty month period.

         Federal Income Taxes - The Company has adopted the Financial Accounting Standards Board Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" to account for income taxes. This statement requires the establishment of a deferred tax asset or liability for the recognition of future deductible or taxable amounts and operating loss and tax credit carryforwards. Deferred tax expense or benefit is recognized as a result of the changes in the assets and liabilities during the year. The amount and timing of the reversal of the differences are estimated and actual amounts may differ from these amounts.

         Comparative Financial Information - The December 31, 1998 financial information is presented for comparative purposes only.

         Earnings per Share - Earnings per share is calculated by dividing the net loss for the period by the weighted average number of common shares outstanding.

Note 4 - Related Party Debt
         The Company's related party debt consists of two types liabilities. Related party is defined as a company with common ownership or a major stockholder. Pangea Petroleum Corporation has the following debts at December 31, 1999:


                                   (Continued)
                                       -8-

                          PANGEA PETROLEUM CORPORATION
                          (A Development Stage Company)
                          Notes to Financial Statements
                                December 31, 1999

Note 4 - Related Party Debt (Continued):
         Account Payable - Affiliated Companies - This account balance consists of an accumulation of advances made by related parties for the purpose of funding operating expenses and normal costs of doing business. The Company's working capital position has deteriorated significantly during 1999. At December 31, 1999, the Company's liabilities are substantially in excess of its assets. The deterioration of working capital was caused by losses from operations and write-offs of accounts receivable deemed uncollectible. The Company continues to fund its working capital through advances from the related parties.

         Note Payable to Related Company - This account consists of the advance for the purchase price of the WorldLink USA, Inc. assets. It is supported by a demand note in the amount of $162,000 dated June 7, 1999, and payable to Rapid Release Research, LLC. This note is secured by a security interest in and to the equipment, accounts receivable and inventory associated with WorldLink USA, Inc. Interest on this instrument is accrued at the stated rate of eight (8) percent through December 31, 1999.

Note 5 - Oil and Gas Property
         On July 1, 1999, the Company acquired a non-producing South Texas oil and gas property in exchange for common stock. This property is in the development process, and therefore, has no known production nor reserves. It is therefore carried on the Company's books at the value at acquisition or $35,000.

Note 6 - Subsequent Events
         In December, 1999, verbal offers for the WorldLink USA, Inc. were received and negotiations pursued. This sale to Paradigm Advanced Technologies was approved, with formal documentation to pe presented to the Company on March 1, 2000.

         At a meeting of the Board of Directors in January, 2000, the board approved the conversion of Rapid Release Research, LLC. And Martin R. Nathan and Assoc1iates debt to Pangea Petroleum Corporation stock.

                         INDEPENDENT ACCOUNTANT'S REPORT


To the Board of Directors
Pangea Petroleum Corporation
6666 Harwin, Suite 545
Houston, Texas 77036


I have reviewed the pro forma adjustments reflecting the event described in Note 1 and the application of those adjustments to the historical amounts in the accompanying pro forma balance sheet of Pangea Petroleum Corporation as of April 26, 2000, and the pro forma statement of operations for the three month period then ended. These historical financial statements are derived from the March 31, 2000 historical financial statements of Pangea Petroleum Corporation, which were reviewed by me, and the audited financial statements of Segway II Corp. as of January 31, 2000, which were audited by Varma and Associates, Certified Public Accountants. My review was conducted in accordance with standards established by the American Institute of Certified Public Accountants.

A review is substantially less in scope than an examination, the objective of which is the expression of an opinion on management's assumptions, the pro forma adjustments , and the application of those adjustments to historical information. Accordingly, I do not express such an opinion.

The objective of this pro forma financial information is to show what the significant effect s on the historical information might have been had the event described in Note 1 had occurred at an earlier date. However, the pro forma financial statements are not necessarily indicative of the results of operations or related effects on financial position that wold have been attained had the above mentioned event actually occurred earlier.

Based on my review, nothing came to my attention that caused me to believe that management's assumptions do not provide a reasonable bases for presenting the significant effects directly attributable to the above mentioned event described in Note 1, that the related pro forma adjustments do not give appropriate effect to those assumptions, or that the pro forma column does not reflect the proper application of those adjustments to the historical financial statement amounts in the pro forma balance sheet as of March 31, 2000, and the pro forma statement of operations for the three months then ended.





April 27, 2000

                                                     James J. Taylor,
                                                     Certified Public Accountant
                                                     New Braunfels, Texas

                          PANGEA PETROLEUM CORPORATION

                             PRO FORMA BALANCE SHEET
                                 MARCH 31, 2000

                                                                            PANGEA        SEGWAY      COMBINED
                                                                            ------        ------      --------
                                         ASSETS
Current Assets:
        Cash                                                                $38,450        $500        $38,950
        Accounts receivable:
             Trade                                                           36,619                     36,619
             Employees                                                       11,841                     11,841
             Less - Allowance for doubtful accounts                         (29,868)                   (29,868)
                                                                           -----------------------------------
                  Net accounts receivable                                    18,592           0         18,592
        Real estate for investment (at cost)                                 46,642                     46,642
        Excess payroll tax withholding                                           70                         70
        Deferred tax asset                                                   82,858                     82,858
                                                                           -----------------------------------
                       Total current assets                                 186,612         500        187,112
                                                                           -----------------------------------

Fixed Assets:
        Office equipment                                                     15,245                     15,245
        Worldlink equipment                                                  61,000                     61,000
        Oil and gas property                                                 58,000                     58,000
        Less - Accumulated depreciation                                     (17,247)                   (17,247)
                                                                           -----------------------------------
             Net fixed assets                                               116,998           0        116,998
                                                                           -----------------------------------

Other Assets:
        Deposits                                                                988                        988
        Radio advertising credits                                             1,000                      1,000
        Purchased company                                                    75,000                     75,000
        Worldlink goodwill                                                  100,000                    100,000
        Organization expense (net of $283 amortization)                         192                        192
                                                                           -----------------------------------
             Net other assets                                               177,180                    177,180
                                                                           -----------------------------------
Total Assets                                                               $480,790        $500       $481,290
                                                                           ===================================


                            LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
        Accounts payable - trade                                           $166,867         150        167,017
        Accrued interest payable                                             10,581                     10,581
        Sales taxes payable                                                     539                        539
                                                                           -----------------------------------
             Total current liabilities                                      177,987         150        178,137

Long-Term Liabilities
        Note payable to related company                                     162,000                    162,000
                                                                           -----------------------------------

Other Liabilities:
        Accounts payable - affiliated companies                             308,120                    308,120
                                                                           -----------------------------------
             Total liabilities                                              648,107         150        648,257
                                                                           -----------------------------------

Stockholders' Equity:
        Common stock ($0.001 par value, 50,000,000 shares authorized,
                    19,285,500 shares issued and outstanding)                19,280         500         19,780
        Additional paid in capital                                          311,277                    311,277
        Deficit accumulated                                                (497,874)       (150)      (498,024)
                                                                           -----------------------------------
             Total stockholders' equity                                    (167,317)        350       (166,967)
                                                                           -----------------------------------
Total Liabilities and Stockholders' Equity                                 $480,790        $500       $481,290
                                                                           ===================================


       See Accountant's Pro Forma Report and Note to Pro Forma Statements

                          PANGEA PETROLEUM CORPORATION

                        PRO FORMA STATEMENT OF OPERATION
                 FOR THE THREE MONTH PERIOD ENDED MARCH 31, 2000

                                                                              PANGEA            SEGWAY         COMBINED
                                                                              ------            ------         --------
Revenues:
     Advertising income                                                          $516             $0            $516


Operating Expenses:
     Amortization expense                                                          25              0              25
     Bank charges                                                                  27                             27
     Depreciation expense                                                       4,474                          4,474
     Delivery and postage                                                          43                             43
     Medical insurance                                                          4,721                          4,721
     Legal and professional expense                                            26,645            150          26,795
     Stock registration fees                                                   11,370                         11,370
     PR newswire                                                                  400                            400
     Late payment fees                                                             79                             79
     Meals and entertainment                                                      773                            773
     Office expense                                                               221                            221
     Payroll tax expense                                                        3,988                          3,988
     Salaries expense                                                          39,625                         39,625
     Supplies                                                                   1,731                          1,731
     Telephone expense                                                            885                            885
     Travel expense                                                             6,151                          6,151
     Production expense                                                         3,480                          3,480
                                                                           -----------------------------------------
          Total operating expenses                                            104,638            150         104,788
                                                                           -----------------------------------------
Net Income (Loss) from Operations                                            (104,122)          (150)       (104,272)

Other Income (Expenses):
     Interest income                                                                0                              0
     Interest expense                                                          (3,231)                        (3,231)
                                                                           -----------------------------------------
          Total other income (expense)                                         (3,231)             0          (3,231)
                                                                           -----------------------------------------

Net Income (Loss) before Income Tax Benefit                                  (107,353)                      (107,503)

Income tax benefit                                                             17,597              0          17,597
                                                                           -----------------------------------------

Net Income (Loss)                                                             (89,756)          (150)        (89,906)

Accumulated deficit, beginning of period                                     (408,118)             0        (408,118)
                                                                           -----------------------------------------

Accumulated Deficit, End of Period                                          ($497,874)         ($150)      ($498,024)
                                                                           =========================================




       See Accountant's Pro Forma Report and Note to Pro Forma Statements

                          PANGEA PETROLEUM CORPORATION
                          (A Development Stage Company)
                     Note to Pro Forma Financial Statements

                                 March 31, 2000



Note 1 - Acquisition of Company
         On April 26, 2000, an agreement was entered into by Pangea Petroleum Corporation and Segway II Corp. for Pangea to acquire all of the assets and equity of Segway. The agreement called for a cash payment of $75,000 and 5,000 shares of $0.001 par value stock of Pangea in exchange for all of the assets and equity of Segway. These statements are based on the transaction having taken place on March 31, 2000, and utilize the reviewed financial statements of Pangea Petroleum Corporation as of that date by James J. Taylor, Certified Public Accountant, combined with the audited financial statements of Segway II Corp. audited by Varma and Associates, Certified Public Accountants. The resulting pro forma statements reflect the effect on those historical financial statements.

Index to Exhibits

2.1 Stock Acquisition and Reorganization Agreement by and among Pangea Petroleum Corp and Segway II Corp. dated April 26, 2000.

3.1     Articles of Incorporation of Pangea Petroleum Corp. as amended.

3.2     By-Laws of Pangea Petroleum Corp.

17.1    Resignation Letter of Richard I. Anslow

27.1.   Financial Data Schedule.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Pangea Petroleum Corp.,
                                            a Colorado corporation

DATED:  April 28, 2000
                                            /s/ Charles B. Pollock
                                            -----------------------
                                            Charles B. Pollock
                                            Chief Executive Officer